 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
 ____________________

FORM 8-K
  ____________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 21, 2020

MIMEDX GROUP, INC.
(Exact name of registrant as specified in charter)

Florida	001-35887	26-279552
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	file number)	Identification No.)

1775 West Oak Commons Ct., NE, Marietta GA 30062
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (770) 651-9100
  ____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	n/a	n/a
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure.

On April 21, 2020, the Company issued a press release announcing that it had received notice from Bank of America, N.A. that its application for a $10 million Paycheck Protection Program Act Loan (a “PPP Loan”) under the CARES Act had been approved.

The Company also announced that it had agreed to terms for an amendment to its Term Loan Agreement with Blue Torch to relax certain covenants in exchange for a waiver fee and an increased interest rate.

The press release also discloses certain impacts of the COVID-19 pandemic on the Company and certain cost containment efforts taken by the Company. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Important Cautionary Statement
This report contains forward-looking statements. All statements relating to events or results that may occur in the future are forward-looking statements, including, without limitation, statements regarding the amount that the Company expects to receive under the PPP Loan, the anticipated timing of the receipt of funds under the PPP Loan, the Company’s expected use of proceeds under the PPP Loan, the Company’s expectation that it will be able to amend the Term Loan Agreement on the terms described, and the effects of the PPP Loan and the Term Loan Agreement. Forward-looking statements generally can be identified by words such as “expect,” “will,” “intend,” “seek,” “target,” “future,” “plan,” “continue,” “potential,” “possible,” “could,” “would,” “may,” “anticipate,” “to be” and similar expressions. These statements are based on numerous assumptions and involve known and unknown risks, uncertainties and other factors that could significantly affect the Company’s operations and may cause the Company’s actual actions, results, financial condition, performance or achievements to differ materially from any future actions, results, financial condition, performance or achievements expressed or implied by any such forward-looking statements. Factors that may cause such a difference include, without limitation, those discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018. Unless required by law, the Company does not intend, and undertakes no obligation, to update or publicly release any revision to any forward-looking statements, whether as a result of the receipt of new information, the occurrence of subsequent events, a change in circumstances or otherwise. Each forward-looking statement contained in this release is specifically qualified in its entirety by the aforementioned factors. Readers are advised to carefully read this release in conjunction with the important disclaimers set forth above prior to reaching any conclusions or making any investment decisions and not to place undue reliance on forward-looking statements, which apply only as of the date of this release.
Item 9.01    Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated April 21, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIMEDX GROUP, INC.

Date: April 21, 2020.	By:	/s/ Peter M. Carlson
Chief Financial Officer